Wellgistics Health™

Investor Presentation

March 2025

“Simplifying the Logistics of Prescription Fulfillment”



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Wellgistics Health™ Executive Summary

Wellgistics Health is a healthcare technology and pharmaceutical logistics company

We simplify the logistics of prescription fulfillment from the manufacturer and provider to the patient

Our solutions provide a seamless prescription ecosystem through an integrated technology platform, wholesale distribution, and fulfillment network focused on Independent Pharmacies and Specialty Lite medications


PHARMA MANUFACTURER
Wellgistics Health™
PROVIDER
PHARMACY
INDEPENDENT PHARMACIES
PATIENT

Creating one of the largest digital pharmacies and fulfillment network without owning brick and mortar locations



Discussion Topics

01 Problems We Are Solving

02 How We Make Money

03 The Market and Competition

04 Our Management Team

Pharmaceutical Market Challenges

Access

- Pharmaceutical manufacturers evaluating new channels and distribution alternatives

12-14% The “Big Three” drug distributors control 90% of the market and charge significant fees estimated as high as **12% to 14%**

60% PBM’s charge manufacturers up to **60%** in rebates to get formulary access

- Specialty Lite medications require special handling and patient education
- Patient engagement is evolving
- Need innovative ways to get prescriptions from providers to pharmacies and patients

Adherence

- Proper adherence is critical to controlling healthcare costs and vital to patient health

20% An estimated **20%** of prescriptions are never filled or picked up at the pharmacy[1]

50% Of the prescriptions that are filled, only about **50%** are taken properly

Data

Real-time data is required to help manage patient health and ensure compliance

- Data provides opportunities to reduce healthcare costs
- Data informs decision-making and success measurement
- Data availability is often **fragmented and delayed**

[1] *https://www.cdc.gov/mmwr/volumes/66/wr/mm6645a2.htm*

Wellgistics Health™ Ecosystem Overview

Wellgistics Tech & Hub™	Wellgistics Pharmacy™	Wellgistics Distribution™
Digital Pharmacy and Hub Platform	Backend Pharmacy Services Clinical Concierge	Wholesale Distributor + 3PL + Cold Chain
Patient App & Adherence Tools	Prior Auth/ Therapeutic Interchange Co-Pay/Discount Cards	NABP Accredited in all 50 States
Nationwide Network of Pharmacies	35 State Licenses Direct-to-Patient Mail	125+ Manufacturers 5,000+ Independent Pharmacies

Wellgistics Health™

Stakeholder Integration & Engagement Overview



Real-time inventory and distribution management for optimized supply chain efficiency.
Pharmaceutical Manufacturers
Pharmacies
Empowering independent pharmacies with tailored inventory solutions and procurement strategies.
Customized strategies for improving reach and accessibility for independent pharmacies.
Market Access
Patients
Personalized adherence programs and direct-to-patient delivery options.“
Supporting manufacturers with transparent pricing and demand forecasting tools.
Sales
Wellgistics Health Solutions
Hub Services: Connecting stakeholders through data-driven insights and operational excellence
Healthcare Providers
Streamlined prescription workflows and improved provider-pharmacy communication.
Driving targeted campaigns to support independent pharmacies and new product launches.
Marketing
Insurance Providers
Efficient claims processing and collaboration to reduce administrative burdens.
Dedicated support for pharmacy inquiries and patient needs.
Customer Support (Call Center)
Employer Groups
Custom health solutions for cost management and workforce wellness.

Independent Pharmacy Differentiation

Our competitive differentiation is driven by the powerful combination of Wellgistics Health Solutions, the personal care delivered by pharmacists in our Independent Network and leveraging the bricks and mortar of these locally-owned pharmacies.



PHARMACY
PHARMACY
PHARMACY

INDEPENDENT PHARMACIES

Wellgistics Health™

DISTRIBUTION + TECH & HUB PLATFORM

19,000+ Pharmacies	Prescription fulfillment and clinical care expertise
1.3 Billion Rxs Annually	Personalized patient relationships
$47 Billion Market	Improved adherence and healthcare outcomes
Rooted in Communities	In-store pick up or delivery within hours or same day
	Access to providers within their communities

Wellgistics Health provides access to technology solutions & Specialty Lite therapies to empower independent pharmacies.



Wellgistics Health™ Business Model



PHARMA MANUFACTURER
SERVICES
DATA
Wellgistics Distribution™
Wellgistics Pharmacy / Tech & Hub
PROVIDER
DATA
DATA
SERVICES
DATA
INDEPENDENT PHARMACY NETWORK
PATIENT
PAYOR/ PBM

Wellgistics Health™ Revenue & Margin

Sources of Revenue

- Wholesales Distribution
- Prescription Fulfillment
- Pharmaceutical Manufacturer Services
  - Prior Authorizations
  - Therapeutic Interchange
- Recurring revenue:
  - SaaS Transactional Services
    - Rx Transfer Clicks
    - Use of technology
    - Provider, PMS, Surescripts
  - Subscription Fees
    - Network Pharmacies
    - Patients
  - Multiple Rx refills
  - Monetizing data

Tech & Specialty Lite focus drives higher margins

Future Revenue Distribution



2%
12%
33%
53%
WGX Distribution
WGX Tech & Hub
WGX Pharmacy
Patient & 3rd Party

Diverse revenue streams reduce risk

Margin Profile



As the company scales…

Revenue shifts from low margin distribution to higher margin services

Market Overview

Capturing just **5%** of serviceable market equates to **$300M** of potential revenue

Segment	Description
TOTAL MARKET	**$435 Billion[1]** Total net Rx drug spend + adherence + hub services market
TARGET MARKET	**$180 Billion[2]** Total net Retail Rx market + adherence + hub services market
SERVED MARKET	**Independent Segment -$5.4 Billion** Independent Retail Rx wholesale distribution (including specialty, less 90% market share of “Big 3”) + adherence + hub services market
CURRENT REVENUE	**Current Revenue - $46.6 Million (FY ’24A)** Distribution + Tech & Hub + Pharmacy

[1] https://www.iqvia.com/insights/the-iqvia-institute/reports-and-publications/reports/the-use-of-medicines-in-the-us 2024#:~:text=Overall%20spending%20growth%20in%20the,$20%20for%2090%25%20of%20prescriptions

[2] IQVIA NASP 2024 US Specialty Pharmaceutical Trends, Issues and Outlook- Page 19 (Retail percentage of total market)

Competitive Analysis

	Digital & Hybrid Model	Pharmacy Hub Services	Rx Delivery	Wholesale Distribution	Service Locations
hims & hers	✓		✓		NATIONWIDE
ro	✓		✓		NATIONWIDE
amazon pharmacy	✓		✓		NATIONWIDE
alto PHARMACY	✓		✓		4 STATES
CAPSULE	✓		✓		11 STATES
CareMetx		✓			NATIONWIDE
PharmaCord®		✓			NATIONWIDE
AssistRx		✓			NATIONWIDE
Nimble	✓	✓	✓		NATIONWIDE
BLINK HEALTH	✓	✓	✓		NATIONWIDE
MASTERS PHARMACEUTICAL				✓	NATIONWIDE
Anda				✓	NATIONWIDE
Wellgistics Health™	✓	✓	✓	✓	NATIONWIDE

Executive Team



Brian Norton

Chief Executive Officer



Vishnu Balu

Chief Financial Officer



Prashant Patel

Chief Strategy Officer
President

Relevant Experience

Brian Norton:
- CEO – Wellgistics, LLC
- President - Allegiant Group
- Owner - Lifetime Benefits Group

Vishnu Balu:
- Head of M&A – Global Consumer Acquisition Corp.
- CFO/CSO – MVP Group
- VP Corp. Strategy – Manipal Group

Prashant Patel:
- President – TRxADE Health
- Board of Directors – APAA, LLC
- CEO – Pharmaceutical Returns of America

Executive Team



Srini Kalla

Chief Information Officer



Dr. Shafaat Pirani, PharmD, BCGP

Chief Clinical Officer & EVP Healthcare Operations

Relevant Experience

- Vice President of IT - Optum
- Principal, Sr Director - Elevance Health
- Director of Software Engineering - PMSI

- CCO - TRxADE Health
- CCO/CRO – Bonum Health
- Director Ops – AssuredRx

Board of Directors



Suren Ajjarapu
Chairman

- Founder, Chairman, and CEO of TRxADE Health, Inc.
- Entrepreneur with leadership in Pharmaceuticals, Biofuels and Information Technology sectors
- Education: MS in Environmental Engineering and an MBA specializing in International Finance and Management, and the Venture Capital and Private Equity program at Harvard University



Prashant Patel
Vice Chairman

- Co-Founder, Director, President and COO of TRxADE Health, Inc.,
- Pioneered innovative technology for secondary distribution, reverse distribution, and logistics
- Education: Bachelor of Pharmacy from the University of Nottingham/UK and an MSC in Transport, Trade & Finance from Cass Business School, City University, UK



Don Anderson
Board Member

- Previously the President & CEO of Independent Pharmacy Cooperative (IPC) from 2009-2022, Board Member of the Federation of Pharmacy Networks and Choice Rx Solutions
- Mergers and acquisitions, business operations, sales, and marketing
- Education: Bachelor of Science in Business, Master of Business Administration from Chadwick University



Sajid Syed
Board Member

- Current Chairman of Princeton Stone House Capital and Apovia Pharmacy Management Group
- Former President of Acro Pharmaceutical Services. Founded InfuRx and Sanovia Corporation
- Education: M.S., Pharmaceutical Marketing from St. John's University, NY, and B.S. of Pharmacy from the College of Pharmaceutical Sciences, Mysore University, India



Rebecca Shanahan
Board Member

- Board of Directors of the National Association of Specialty Pharmacies, Proxsys, Hatch and TruDataRx
- Built and led specialty and compounding pharmacies: Priority Healthcare, Aetna Specialty Pharmacy, Oncology Therapeutics Network, Oncology Plus, Shoppers Drug Mart and Avella Specialty Pharmacy
- Education: Indiana University School of Law



Wellgistics Health™

Contact Us

(844) 203-6092

IR@Wellgistics.com

3000 Bayport Drive Suite 950
Tampa, FL 33607